NET FINANCE COSTS	12 Months Ended
Dec. 31, 2017
Analysis of income and expense [abstract]
NET FINANCE COSTS
NET FINANCE COSTS

Year Ended December 31 ($ millions)	2017	2016
Interest expense on financial liabilities measured at amortized cost:
Loans and borrowings	162	91
Convertible debentures	9	11
Unwinding of discount rate	12	10
Gain in fair value of non-commodity-related derivative financial instruments	(8)	(3)
Loss on revaluation of conversion feature of convertible debentures	13	40
Foreign exchange (gains) losses and other	(3)	4
Net finance costs	185	153
Net interest paid of $216 million (2016: $163 million) includes interest paid during construction of $63 million (2016: $72 million).